UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NUMBER 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 8, 2007

RALCORP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Market Street, Suite 2900, Saint Louis, MO	63101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	314-877-7000

_____________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Only the items indicated below are covered by this report.

Item 5.02	Compensatory Arrangements of Certain Officers.

On February 8, 2007, Ralcorp Holdings, Inc. (the “Company”) announced the approval of the 2007 Incentive Stock Plan at the Company’s 2007 Annual Meeting of Shareholders, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. This event was erroneously reported under Item 1.01 of the Form 8-K filed on February 13, 2007. The Company herby corrects the use of Item 1.01 and replaces it with Item 5.02. That information previously reported under Item 1.01 of the Form 8-K filed February 13, 2007 is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Ralcorp Holdings, Inc. 2007 Incentive Stock Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.
(Registrant)

Date:	February 16, 2007	By: /s/T. G. Granneman
T. G. Granneman
Duly Authorized Signatory and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	Ralcorp Holdings, Inc. 2007 Incentive Stock Plan.